Exhibit 10.18


LEASE AGREEMENT THIS LEASE AGREEMENT ("Lease") is made as of January 10, 2001, by and between Maverick Tube Corporation, a Delaware corporation ("Landlord"), and Commercial Resins Company, Inc., an Oklahoma corporation ("Tenant").

DEMISED  PREMISES

Premises. Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Tenant, to be paid, kept, observed and performed, by these presents does lease, rent, let and demise unto Tenant, and Tenant does hereby take and hire, upon and subject to the conditions and limitations hereinafter expressed, approximately twenty (20) acres of land (exact acreage to be determined after construction of the Railroad Spur described in Section 21.17 hereof) situated at Landlord's facility in Hickman, Arkansas, as described in Exhibit A, attached hereto and made a part hereof, together with all improvements thereon or to be constructed thereon, as hereinafter provided (the "Demised Premises").


TERM OF LEASE Initial Term.

The term of this Lease ("Term") shall commence on the date of this Lease (the "Commencement Date") and shall end December 31, 2005, (the "Expiration Date") unless terminated sooner pursuant to provisions of this Lease. The Term as set forth above is sometimes referred to as the "Initial Term".

     Extension Terms. Provided Tenant is not in default hereunder, Tenant shall have the right to extend the term of this Lease for two (2) additional five
     (5) year periods commencing on the Expiration Date of the Initial Term and ending five (5) years later for the first extension term and commencing five (5) more years later for each successive extension term (sometimes referred to as an "Extension Term"), and the end of each such five (5) year Extension Term shall become the Expiration Date and the Term, as extended, shall become the "Term" of this Lease. Such extensions shall be upon the same terms and conditions as herein set forth for the Initial Term of this Lease, except that the Base Rent (as defined below) payable during each such Extension Term shall be as described in 0 of this Lease. In order to exercise the foregoing right to extend, Tenant must serve notice of exercise upon Landlord not later than nine (9) months prior to the expiration of the Initial Term of this Lease in the case of the first Extension Term nor later than nine (9) months prior to the expiration of the Extension Term in the case of each successive Extension Term, whereupon the Term of this Lease shall be extended for the period aforesaid without further act or instrument.


CONSTRUCTION OF IMPROVEMENTS

     Plans and Specifications. Landlord agrees to furnish all of the material and labor and to do all things necessary for the construction of a building and related improvements (together, the "Building") on the Demised Premises at Landlord's sole cost and expense. The Building shall be constructed in a good and workmanlike manner in accordance with Preliminary Plans and Specifications, and any correspondence amending the same, described in Exhibit B attached hereto and made a part hereof, in accordance with applicable building and zoning regulations as the same are presently enforced by the governmental bodies having jurisdiction thereof. Landlord agrees to forthwith prepare Final Plans and Specifications in accordance with Exhibit B and in accordance with applicable building and zoning regulations and submit the same to Tenant for Tenant's approval. Tenant agrees that it will not withhold its approval except for just and reasonable cause and will not act in an arbitrary or capricious manner with respect to the approval of the Final Plans and Specifications. When the Final Plans and Specifications have been approved by Landlord and Tenant by affixing thereon the signature of an authorized officer or employee of each of the respective parties, the Final Plans and Specifications shall be attached to each party's copy of this Lease and shall supercede the Preliminary Plans and Specifications. Landlord agrees to appoint a competent and experienced engineer to work with Tenant in the design of the Building so that the same will meet the requirements of Tenant and Tenant agrees to appoint an officer or employee of Tenant to work with Landlord in the design of the Building. If Tenant requests a change order for the Building after approval by both parties of the Final Plan and Specifications but prior to completion of the Building and Landlord approves such change order, Tenant shall bear the cost of such change order; provided, however, that the net cost or saving of all such change orders shall be determined upon completion of the Building and if the total cost of change orders exceeds the savings of change orders, Tenant shall pay to Landlord such excess of cost over savings within thirty (30) days of Tenant's receipt from Landlord of an invoice for the same.

     Completion Date. Landlord shall diligently proceed with the construction of the Building and complete the same and deliver possession thereof pursuant to the construction timetable that is part of the Final Plans and Specifications; provided, however, if delay is caused or contributed to by act or neglect of Tenant, or those acting for or under Tenant, or labor disputes, casualties, acts of God, the public enemy, governmental embargo, restrictions, action or nonaction of public utilities, or of local, state or federal government affecting the work, or other causes beyond Landlord's control, then the time of completion shall be extended for the additional time caused by such delay. Landlord shall secure at its cost all governmental permits necessary for use and occupancy of the Building except those which are related to the specific purpose for which the Building will be used by Tenant. The Completion Date of the Building shall be the date on which the Building is completed and ready for occupancy and all occupancy permits required to be obtained by Landlord have been delivered to Tenant and the Railroad Spur described herein has been completed and connected with a railroad line so as to be usable by Tenant for the purpose for which the Demised Premises may be used by Tenant. Landlord and Tenant shall execute a joint letter within ten (10) days after the Completion Date stating the Completion Date.

     Occupancy. Tenant shall not be obligated to Landlord for the payment of Base Rent under this Lease until the Completion Date, save and except if the Building is partially ready for occupancy Tenant may, but need not, occupy the same, paying as rental a pro rata portion of the Base Rent in accordance with the area of the Building occupied by Tenant. Tenant shall be allowed to install its fixtures, equipment and other personal property during the final stages of completion of the Building so long as Tenant does not unreasonably interfere with the completion of construction or occasion any labor dispute as a result of its work. Delay in putting Tenant in possession of the Building shall not serve to make Landlord liable for any damages arising therefrom.

     Guarantee. Landlord guarantees the Building against defective workmanship and/or materials and (as of the Completion Date) noncompliance with any applicable law, statute, ordinance, rule, or regulation (the "Guarantee") for a period of one (1) year from the Completion Date (the "Guarantee Period") and Landlord agrees, at its sole cost and expense, to repair or replace any defective item covered by the Guarantee during the Guarantee Period. In the event the Final Plans and Specifications provide for a longer period than the aforesaid Guarantee Period for an item then the Final Plans and Specifications shall control and the period therein shall be deemed the Guarantee Period for the item. Any warranties or guarantees by any supplier of material and labor which extend beyond the Guarantee Period shall be assigned to Tenant at the end of the Guarantee Period.

     Incomplete Items. Within a period of sixty (60) days after the Completion Date, Tenant shall notify Landlord of all items not completed in accordance with the Final Plans and Specifications ("Incomplete Items"), and Landlord shall forthwith complete the Incomplete Items.

     Acceptance of Demised Premises. Save and except for the Guarantee for the Guarantee Period, or such additional guarantees as may be provided for in the Final Plans and Specifications, and save and except for the Incomplete Items, Tenant, upon occupying the Building, shall have and hold the Building as the same shall then be without any liability or any obligation on the part of Landlord for making any alterations, improvements or repairs of any kind in or about the Building for the Term of this Lease.

RENTAL

Base Rent. In consideration of the leasing of the Demised Premises, and in consideration of the construction referred to in 0 hereof, Tenant agrees to pay Landlord, at the office of Landlord at 16401 Swingley Ridge Road, Suite 700, Chesterfield, MO 63017 or at such other place as Landlord may from time to time designate in writing, a rental ("Base Rent") payable monthly as described on Exhibit C, attached hereto and made a part hereof. Base Rent shall commence on the first day after the Completion Date. Tenant shall commence payment of Base Rent five business days after the Completion Date and continuing on the first day of each month thereafter as described on Exhibit C for the next succeeding months during the balance of the Term.

Late Payments. Any installment of Base Rent or any other payment due from Tenant to Landlord accruing under the provisions of this Lease which shall not be paid within five (5) days after the date when due shall bear interest at the rate of twelve percent (12%) per annum, from the date when the same is due hereunder until the same shall be paid, plus a late charge equal to 5% of the installment.

Prorated Payments. If the Completion Date or Expiration Date occur on a date other than the first day or last day of a calendar month, respectively, monthly payments with respect to such months shall be prorated on the basis of the number of days in each such month which are included in the Term.

USE OF DEMISED PREMISES

Use. The Demised Premises, the Building and all buildings or other improvements hereafter erected upon the Demised Premises, shall be used for pipe coating and for equipment, storage, warehousing, distribution and offices in conjunction therewith and for no other purpose. Tenant shall not use or occupy the same, or knowingly permit them to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy affecting the same, or which would cause structural injury to the improvements or cause the value or usefulness of the Demised Premises, or any portion thereof, substantially to diminish (reasonable wear and tear excepted), or which would constitute a public or private nuisance or waste, and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use. Tenant shall operate on the Demised Premises in accordance with coating manufacturers' recommendations and industry quality standards, and shall obtain ISO 9000 certification within one year of occupancy and maintain such certification during the Term of this Lease.

TAXES, ASSESSMENTS AND OTHER IMPOSITIONS

Impositions. Tenant covenants and agrees to pay as Additional Rent, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, all real estate taxes, installments of special assessments payable during the Term of this Lease, excises, levies, license and permit fees, other governmental charges, and all other charges or burdens of whatsoever kind and nature, without particularizing by any known name or by whatever name hereafter called, and whether any of the foregoing be general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind and nature whatsoever, including, but not limited to, assessments for public improvements or benefits, which shall during the Term be laid, assessed, levied or imposed upon, or become payable and a lien upon the Demised Premises, or any part thereof (all of the foregoing hereinafter referred to as "Impositions"). Any Imposition charged against the Demised
Premises and other property shall be prorated based upon the basis for such Imposition (whether value, area or otherwise). Nothing herein contained shall be construed as obligating Tenant to pay Impositions that may be payable before the commencement or after the expiration of the Term of this Lease. Anything herein to the contrary notwithstanding, Landlord shall pay that portion of Impositions due and payable in respect to the Demised Premises during the year the Term commences and the year in which the Term ends which the number of days in the year not within the Term of this Lease bears to 365, and Tenant shall pay the balance of the Impositions during that year.

INSURANCE

Coverage Required. Commencing with the Completion Date, Tenant, at Tenant's sole cost and expense, shall during the remainder of the Term keep the Building and all improvements appurtenant thereto, and all fixtures therein, insured for the benefit of Landlord, as the named Insured, in an amount equivalent to one hundred percent (100%) of the then full replacement cost thereof (excluding foundation and excavation costs), (i) against loss or damage by fire, and (ii) against such other risks of a similar or dissimilar nature, as are or shall be customarily covered with respect to buildings similar in construction, general location, use and occupancy to the Building, including, but not limiting the generality of the foregoing, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, and such other damage as may be reasonably deemed necessary by Landlord, provided such other coverage is obtainable, and provided further that such other coverage is such as is customarily obtained with respect to buildings similar in construction, general location, use and occupancy to the Building. These insurance provisions shall in no way limit or modify any of the obligations of Tenant under any provision of this Lease. Such full replacement cost shall be determined from time to time, but not more frequently than once in any three (3) years, at the request of Landlord, by an appraiser, engineer, architect or contractor designated and paid by Tenant and approved in writing by Landlord. No omission on the part of Landlord to request any such determination shall relieve Tenant of any of its obligations under this paragraph. The insurance policy or policies required by this section 7.1 may, at Tenant's option, name Tenant as an additional insured.

Coverage Amounts. Tenant, at its sole cost and expense but for the mutual benefit of Landlord and Tenant, shall maintain, or cause to be maintained:

Comprehensive bodily injury and property damage liability insurance against claims for bodily injury, death or property damage, occurring in, on or about the Demised Premises and the Building, and in, on or about any adjoining street, avenue, property and passageway, naming Landlord and Tenant as the Insureds, such insurance to afford minimum protection during the term of this Lease of not less than Five Million and 00/100 Dollars ($5,000,000.00) single limit coverage in respect to bodily injury or death to any persons and property damage on an occurrence basis;

Boiler and pressure vessel (including, but not limited to, pressure pipes, steam pipes and condensation return pipes) insurance, provided the Building contains a boiler or other pressure vessel or pressure pipes, in an amount reasonably required by Landlord; and

Such other insurance, and in such amounts as may from time to time be reasonably required by Landlord, against other insurable hazards which at the time are commonly insured against in the case of demised premises and buildings similar in construction, general location, use and occupancy.

Additional Requirements. All policies of insurance relating to fire, windstorm and extended coverage shall provide that the proceeds thereof shall be payable to Landlord and if Landlord so requires shall also be payable to the holder of any mortgage now or hereafter becoming a lien on the fee of the Demised Premises, or any part thereof, as the interest of such holder appears, pursuant to a standard mortgagee clause. All such policies of insurance shall provide that any loss shall be payable to Landlord notwithstanding any act or omission of Tenant which might otherwise result in a forfeiture or reduction of such insurance and each policy required under this Article shall have attached thereto (i) an endorsement that such policy shall not be canceled or materially changed without at least thirty (30) days' prior written notice to Landlord, and
(ii) an endorsement to the effect that the insurance as to the interest of Landlord shall not be invalidated by any act or neglect of any person. All policies of insurance shall be written in companies reasonably satisfactory to Landlord and licensed in the state in which the Demised Premises are situated and shall be written in such form and shall be distributed in such companies as shall be reasonably acceptable by Landlord. Such policies shall be delivered to Landlord endorsed "Premium Paid" by the company or agent issuing the same, or accompanied by other evidence satisfactory to Landlord that the premiums thereon have been paid. Such policies and evidence of payment shall be delivered to Landlord prior to occupancy of the Demised Premises, or any portion thereof, by Tenant, and upon expiration of such policy a new policy, plus evidence of premium payment, shall be delivered to Landlord not less than ten (10) days prior to the expiration of the then current policy term.

Subrogation. Notwithstanding the authority of the Tenant to name Tenant as a named insured or an additional insured under the insurance policy or policies required by this Article 7, Landlord agrees that the policies of insurance required under this Article may contain a waiver of subrogation clause as to Tenant. Provided that the aforesaid fire and extended coverage insurance is in full force and effect and remains so, Landlord waives, releases and discharges Tenant from all claims or demands whatsoever which Landlord may have or acquire in the future arising out of damage to or destruction of the Demised Premises, or any portion thereof, occasioned by fire or extended coverage risk, whether such claim or demand may arise because of the negligence of Tenant, its agents or employees or otherwise, and Landlord agrees to look to the insurance coverage only in the event of such loss.

Personal Property. Tenant shall maintain insurance coverage upon all personal property of Tenant and the personal property of others kept, stored or maintained on the Demised Premises against loss or damage by fire, windstorm or other casualties for such amount as Tenant may desire, and Tenant agrees that such policies shall contain a waiver of subrogation clause as to Landlord. Tenant hereby waives, releases and discharges Landlord from all claims or demands whatsoever which Tenant may have or acquire in the future, arising out of damage to or destruction of such contents occasioned by fire or by extended coverage risk, whether such claim or demand may arise because of the negligence of Landlord, its agents or employees or otherwise, and Tenant agrees to look to the insurance coverage only in the event of such loss.

Expiration. Upon expiration of the Term of this Lease, the unearned premiums upon any insurance policies or certificates thereof lodged with Landlord by Tenant shall, subject to the provisions of 0 hereof, be payable to Tenant, provided that Tenant shall not then be in default in keeping, observing or performing the terms and conditions of this Lease.

Blanket Policies. Nothing in this Article shall prevent Tenant from taking out insurance of the kind and in the amount provided for under the preceding paragraphs of this Article under a blanket insurance policy or policies (copies of which shall be delivered to Landlord) which may cover other properties owned or operated by Tenant as well as the Demised Premises; provided, however, that any such policy of blanket insurance of the kind provided for (i) shall specify therein the amount required by the preceding provisions of this Article to be carried or Tenant shall furnish Landlord and the holder of any fee mortgage with a written statement from the insurers under such policies specifying the amount of the total insurance allocated to the Demised Premises, and (ii) as respects the Demised Premises, shall contain the various provisions required of such an insurance policy by the foregoing provisions of this Article.

UTILITIES

Tenant Obligations. From and after the Completion Date Landlord will provide at its cost to Tenant such electricity, gas, water, sewer and steam as required for Tenant's operations on the Demised Premises and Tenant will pay to Landlord Landlord's cost (billed to Tenant not more often than monthly in arrears) all charges for such utilities. Tenant shall provide and pay for Tenant's telecommunications service and other utility services not listed in the first sentence of this section.

Future Water, Sewer or Road. In the event that any charge is made for present or future water or sewer capacity or roads to serve the Demised Premises, or any portion thereof, such charge shall be deemed to be a utility charge payable by Tenant. If the period of time of the benefit conferred by such charge can be reasonably determined and extends beyond the then current term of the Lease, then Tenant shall pay a fraction of such utility charge based on the number of complete calendar years remaining in the then current term compared to the number of years of the benefit, not to exceed, however, thirty (30) years. In the event Landlord has paid any such charge prior to the occupancy of the Demised Premises, or any portion thereof, by Tenant, Tenant shall reimburse Landlord for such utility charge based on the number of complete calendar years in the Initial Term compared to the number of years of the benefit, not to exceed, however, thirty (30) years. Charges applicable to any Extension Term, if previously paid by Landlord, shall be paid at the beginning of such Extension Term.

REPAIRS

Tenant Obligations. Except for the Guarantee and the completion of Incomplete Items, Tenant, at Tenant's sole cost and expense, from and after the date of taking possession of the Demised Premises and throughout the Term of this Lease, shall take good care of the Demised Premises, and all improvements erected thereon, and shall keep the same in good order and condition, and make and perform all necessary maintenance and repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. When used in this Article, the term "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Tenant shall be at least equal in quality to the original work. The necessity for or adequacy of repairs shall be measured by the standards which are appropriate for buildings of similar construction and class, provided that Tenant shall in any event make all repairs necessary to avoid any structural damage or other damage or injury to the Building or other improvements erected on the Demised Premises.

Grounds. Tenant shall keep and maintain all portions of the Demised Premises and the parking areas, sidewalks, curbs, entrances, passageways and all areas adjoining the same, in a clean and orderly condition, reasonably free of dirt, rubbish, snow, ice and unlawful obstructions.

No Landlord Obligations. Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in, about or to the Demised Premises or any improvements erected thereon, except for the Guarantee and completion of Incomplete Items. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Demised Premises and all improvements erected thereon, and Tenant hereby waives any rights created by any law now or hereafter in force to make repairs to the Demised Premises or improvements thereon at Landlord's expense.

No Waste. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Demised Premises, or any improvements erected thereon, or to the fixtures or equipment therein, or permit or suffer any overloading of the floors or other use that would place an undue stress on any improvement or portion thereof beyond that for which such improvement was designed.



COMPLIANCE WITH LAWS

Tenant Obligations. Except as otherwise provided herein or as covered by the Guarantee, throughout that part of the Term of this Lease subsequent to the Completion Date, Tenant, at Tenant's sole cost and expense, shall promptly correct any violation and shall promptly comply with any and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body hereafter constituted exercising similar functions, which may affect or be applicable to the Demised Premises, or any part thereof, or the sidewalks, curbs, passageways, alleys, or entrances, or to the use or manner of use of the Demised Premises, or any part thereof, and whether the correction or removal so necessitated shall have been foreseen or unforeseen, or whether or not the same shall involve extraordinary construction or other disposition.

Tenant Assumption. Notwithstanding that it may be usual and customary for Landlord to assume responsibility and performance of any or all of the obligations set forth in this Article, and notwithstanding any order, rule or regulation directed to Landlord to perform, Tenant hereby assumes such obligations because, by nature of this Lease, the rents and income derived from this Lease by Landlord are net rentals not to be diminished by any expense incident to the ownership of the Demised Premises or any portion thereof.

Contest. Tenant shall have the right, after prior written notice to Landlord, to contest by appropriate legal proceedings diligently conducted in good faith, in the name of Tenant or Landlord, or both, without cost or expense to Landlord, the validity or application of any law or ordinance referred to in the following provisions of this Article, subject to the following:

If, by the terms of any such law or ordinance, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises, or any portion thereof, and without subjecting Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding.

If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless, on the prior written consent of Landlord, may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord to criminal liability and Tenant (i) furnishes Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of any such contest or delay, and (ii) prosecutes the contest with due diligence and in good faith. For such security Tenant shall deposit cash or cash equivalents with Landlord or provide Landlord a letter of credit payable to Landlord from a financial institution acceptable to Landlord and in form and content acceptable to Landlord.

Landlord shall, at Tenant's sole cost and expense, including any attorney's fees, execute and deliver any appropriate papers or other documents which may be necessary or proper to permit Tenant so to contest the validity or application of any such law or ordinance.


MECHANIC'S LIENS AND OTHER LIENS

Tenant Obligations. Tenant shall not suffer or permit any mechanic's liens to be filed against the Demised Premises, or any part or portion thereof, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Demised Premises, or any part thereof, through or under Tenant. If any such mechanic's liens shall at any time be filed against the Demised Premises, or any part or portion thereof, Tenant shall cause the same to be discharged of record within sixty (60) days after the date of filing the same. If Tenant shall fail to discharge such mechanic's lien or liens within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in Court or by giving security, or in such other manner as is, or may be, prescribed by present or future law. Any amount paid by Landlord for any of the aforesaid purposes, and all reasonable legal and other expenses of Landlord, including reasonable attorney's fees, in or about procuring the discharge of such lien or liens, with all necessary disbursements in connection therewith, with interest thereon at the rate of twelve percent (12%) per annum from the date of payment, shall be repaid by Tenant to Landlord on demand by Landlord, and if unpaid may be treated as additional rent. Nothing herein contained shall imply any consent or agreement on the part of Landlord to subject Landlord's estate to liability under any mechanic's lien law.

Landlord Obligations. The provisions of Paragraph 0 shall not apply to Landlord's obligations under 0 of this Lease and Landlord agrees to indemnify, defend and hold harmless Tenant with respect to mechanic's liens accruing by reason of Landlord's obligations under 0 hereof. Landlord agrees to discharge such liens in the manner set forth in Paragraph 0 hereof.

No Landlord Consent. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to, repair of the Demised Premises, or any part or portion thereof, or for the demolition or replacement of any improvement now on the Demised Premises or hereafter erected thereon.

No Liens. Tenant shall not create or permit to be created or to remain, and shall promptly discharge, any other lien, encumbrance or charge or security interest, or other interest which might be or become a lien, encumbrance or charge upon the Demised Premises, or any part or portion thereof, or the income therefrom, having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Demised Premises, or any part or portion thereof, or the income therefrom (except as created by or through Landlord including without limitation any mortgage liens created on the fee by Landlord), and Tenant shall not suffer any other matter or thing whereby the estate, right and interest of Landlord in the Demised Premises, or any part or portion thereof, or the income therefrom might be impaired.

Contest. Tenant shall have the right to contest the validity or amount of any mechanic's lien or any lien referred to in the foregoing provisions of this Article, provided that Tenant deposit cash or cash equivalents with Landlord or provide Landlord a letter of credit payable to Landlord from a financial institution acceptable to Landlord and in form and content acceptable to Landlord in an amount equal to one hundred fifty percent (150%) of the amount of such alleged lien. Such letter of credit shall be issued by a National Bank or a Federal Savings and Loan Association.

INTENT OF PARTIES

Triple Net Lease. It being the intention and purpose of the respective parties hereto that this Lease shall be a "Triple Net Lease" and that all rentals shall be paid to Landlord without diminution except as otherwise provided herein, the parties agree that all cost or expense of whatever character or kind, general or special, ordinary or extraordinary, foreseen or unforeseen, and of every kind and nature whatsoever that may be necessary in or about the operation of the Demised Premises, and all improvements erected thereon, and Tenant's authorized use thereof during the entire term of this Lease, or any extension thereof, shall be paid by Tenant except as otherwise provided for herein, and all provisions of this Lease relating to Impositions, charges or other expenses are to be construed in light of such intention and purpose that this Lease be a "Triple Net Lease", and that, except as otherwise provided for herein, all rentals shall be paid to Landlord without diminution, reduction or offset.


DEFAULTS OF TENANT

Events of Default. Any one or more of the following events shall be considered an "Event of Default":

If default shall be made by Tenant, by operation of law or otherwise, under the provisions hereof relating to assignment, sublease, mortgage or other transfer of Tenant's interest in this Lease or in the Demised Premises;

If default shall be made in the due and punctual payment of any Base Rent or additional rent payable under this Lease or in the payment of any obligation to be paid by Tenant to Landlord, when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days after written notice thereof given by Landlord to Tenant;

If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease, other than those referred to in the foregoing Subparagraphs (a) and (b) of this Paragraph, which default does not expose Landlord to criminal liability, and such default shall continue for a period of sixty (60) days after written notice thereof given by Landlord to Tenant, or in the case of such a default or a contingency which cannot with due diligence and in good faith be cured within sixty (60) days, Tenant fails to proceed promptly and with due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with due diligence and in good faith (it being intended that in connection with a default which does not expose Landlord to criminal liability, not susceptible of being cured with due diligence and in good faith within sixty (60) days that the time of Tenant within which to cure the same shall be extended for such period as may be necessary for the curing thereof promptly with due diligence and in good faith);

If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease, other than those referred to in the foregoing Subparagraphs (a), (b) and (c) of this Paragraph, which default exposes Landlord to criminal liability, and such default shall continue after written notice thereof given by Landlord to Tenant, and Tenant fails to proceed timely and promptly with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default which exposes Landlord to criminal liability that Tenant shall proceed immediately to cure or correct such condition with continuity and with all due diligence and in good faith); or

If, (i) Tenant shall make an assignment for the benefit of creditors, (ii) a voluntary petition be filed by Tenant under any law having for its purpose the adjudication of Tenant a bankrupt, or Tenant be adjudged a bankrupt pursuant to an involuntary petition in bankruptcy, (iii) a receiver be appointed for the property of Tenant by reason of insolvency of Tenant, or (iv) any department of the state or federal government, or any officer thereof duly authorized, shall take possession of the business or property of Tenant by reason of the insolvency of Tenant.

Termination. Landlord, at any time during the continuance of any Event of Default, may give written notice to Tenant specifying such Event of Default or Events of Default and stating that this Lease shall expire and terminate on the date specified in such notice, which shall be at least fifteen (15) days after the giving of such notice, and upon the date specified in such notice this Lease and all rights of Tenant under this Lease, including all rights of extension whether exercised or not, shall expire and terminate.

Surrender. Upon any expiration or termination of this Lease, Tenant shall quit and peaceably surrender the Demised Premises, and all portions thereof, to Landlord, and Landlord, upon or at any time after any such expiration or termination, may, without further notice, enter upon and reenter the Demised Premises, and all portions thereof, and repossess itself of, by force, summary proceeding, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises, and all portions thereof, and may have, hold and enjoy the Demised Premises and the right to receive all rental and other income of and from the same.

Reletting. At any time, or from time to time after expiration or termination, Landlord may relet the Demised Premises, or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) as Landlord, in its sole and absolute discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon any such reletting.

Deficiency. No expiration or termination of this Lease shall relieve Tenant of its liabilities and obligations under this Lease, and such liabilities and obligations shall survive any expiration or termination. In the event of any expiration or termination, whether or not the Demised Premises, or any part thereof, shall have been relet, Tenant shall pay to Landlord a sum equal to the Base Rent, all Impositions, insurance premiums, and other expenses and charges to be paid by Tenant hereunder up to the time of such expiration or termination of this Lease, and thereafter Tenant, until the end of what would have been the term of this Lease in the absence of such expiration or termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default (hereinafter called "Deficiency") to Landlord monthly on the days on which the Base Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise.

The equivalent of the amount of the Base Rent, Impositions, insurance premiums, and other expenses and charges to be paid by Tenant hereunder, which would be payable under this Lease by Tenant if this Lease were still in effect, less

The net proceeds of any reletting effected pursuant to the provisions of Paragraph 0 hereof after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration costs, and expenses of preparation of the Demised Premises, or any portion thereof, for such reletting.

Acceleration. At any time after any such expiration or termination, whether or not Landlord shall have collected any monthly Deficiencies, as set forth in Paragraph 0, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages for Tenant's default, an amount equal to the difference between the then present worth of the aggregate of the Base Rent, Impositions, insurance premiums, and other expenses and charges to be paid by Tenant hereunder for the unexpired portion of the Term of this Lease, and the present worth of the aggregate fair and reasonable rental value of the Demised Premises for the same period. In the computation of present worth, a discount at the rate of four percent (4%) per annum shall be employed. If the Demised Premises, or any part thereof, be relet by Landlord for the unexpired term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any Court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain, as liquidated damages by reason of expiration or termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

Other Remedies. In the event of any breach or threatened breach by Tenant of any of the terms contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as though entry, reentry, summary proceedings and other remedies were not provided for in this Lease. Each remedy or right of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or the beginning of the exercise by Landlord of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies.

Payments by Landlord. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed, then Landlord, after ten (10) days' prior written notice to Tenant (or without notice in case of emergency), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may, but shall be under no obligation to do so, make any payment or perform any other act on Tenant's part to be paid or performed as in this Lease provided, and Landlord may enter upon the Demised Premises for any such purpose and take all such action therein or thereon as may be necessary therefor. Nothing herein contained shall be deemed as a waiver or release of Tenant from any obligation of Tenant in this Lease contained. All sums so paid by Landlord and all costs and expenses, including reasonable attorney's fees, incurred by Landlord in connection with the performance of any such act, together with interest thereon at the rate of twelve percent (12%) per annum from the date of making such expenditure by Landlord, shall be deemed additional rent hereunder and, except as is otherwise expressly provided herein, shall be payable to Landlord on demand or, at the option of Landlord, may be added to any monthly rental then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums, with interest as aforesaid, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of monthly rental.

No Waiver. No failure by Landlord or by Tenant to insist upon the performance of any of the terms of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any of the terms of this Lease. None of the terms of this Lease to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord and/or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each of the terms of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach of this Lease. No waiver of any default of Landlord or Tenant herein shall be implied from any omission by the other to take any action on account of such default, if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.


DESTRUCTION AND RESTORATION

Prompt Work. Tenant covenants and agrees that in case of damage to or destruction of the Building after the Completion Date, or the machinery, fixtures and equipment therein contained (exclusive of Tenant's personal property and trade fixtures), by fire or otherwise after the Completion Date, Tenant will promptly, at its sole cost and expense, repair, restore and rebuild the same as nearly as possible to the condition that the same were in immediately prior to such damage or destruction, or with such Changes or Alterations as may be made in conformity with 0 hereof. Except as provided in paragraph 14.3 hereof, proceeds of insurance policies providing coverage for such damage or destruction may be used by Tenant for such repair, restoration or rebuilding. The provisions and conditions in 0 herein contained applicable to Changes or Alterations shall similarly apply to work required to be done under this Article. If the net amount of insurance proceeds is insufficient to restore, repair and rebuild the Building, machinery, fixtures and equipment therein contained (exclusive of Tenant's personal property and trade fixtures) Tenant will upon the written request of Landlord deposit with Landlord a cash deposit equal to the reasonable estimate of the amount necessary to restore, repair and rebuild the same, less the amount of such insurance proceeds available.

Effect on Lease. Tenant's obligation to make payment of the Base Rent and all Impositions, insurance premiums and other expenses and charges on the part of Tenant to be paid, and the obligation of Tenant to perform all other covenants and agreements on the part of Tenant to be performed and contained herein, shall not be affected by any such damage to or destruction of the Building or the Demised Premises by fire or otherwise, and Tenant waives any right now or hereafter conferred upon Tenant by statute or otherwise to quit or surrender this Lease or the Demised Premises, or any part thereof, or to any suspension, diminution, abatement or reduction of rent on account of any such damage or destruction.

Payment to Mortgagee. To the extent that any insurance monies which would otherwise be payable to Landlord and used in the restoration of a damaged or destroyed building is paid to any mortgagee of Landlord or otherwise applied for Landlord's benefit except by Tenant as described in Section 14.1 above, Landlord shall make available for the use of Tenant in connection with the repairing, restoring and rebuilding of any damaged or destroyed building on the Demised Premises an amount equal to the amount so paid.

Builders Risk. The provisions of this Article shall apply only to damage or destruction of a building or other improvements erected on the Demised Premises and ready for beneficial occupancy by Tenant after the Completion Date. Any such damage or destruction occurring to a building or other improvements being constructed pursuant to the provisions of this Lease which occurs prior to the Completion Date shall be repaired, replaced or rebuilt by Landlord and Landlord shall maintain builders risk insurance in an amount equal to one hundred percent (100%) of the replacement value of the Work completed and the materials stored at the site of the Work during construction of the building or other improvements and all insurance monies received by Landlord under its builders risk insurance policies shall be applied by Landlord to, and Landlord shall, restore, repair or rebuild the damaged or destroyed building or other improvements.

End of Term. In the event that a building or other improvements erected on the Demised Premises are damaged or destroyed such that Tenant is unable to use or occupy the Demised Premises during any part of the last year of the Term of this Lease, and such inability to use or occupy materially adversely affects Tenant's use or occupancy of the Demised Premises, and provided Tenant has in full force and effect at the time of such damage or destruction the insurance policies of the kind and in the amount required by this Lease, Tenant may elect to terminate this Lease without obligation to restore or rebuild as of the date of such damage or destruction by giving Landlord an appropriate written notice to that effect within sixty (60) days after such damage or destruction. In the event Tenant elects to terminate this Lease, as set forth in this Paragraph, Landlord shall be entitled to receive and retain as its sole property, free and clear of any claim of Tenant, the full amount of the proceeds of the insurance on the damaged or destroyed buildings or other improvements. All rent or other charges paid or payable shall be adjusted as of the date of the damage or destruction and an appropriate payment or refund shall be made as the case may be.

Contractor. Any contractor hired by Tenant to perform the work described in this Article must be approved by Landlord, which approval will not be unreasonably withheld or delayed.


CONDEMNATION

Entire Taking. If, during the Term of this Lease, all or any part of the Demised Premises shall be taken as the result of the exercise of the power of eminent domain, and such taking materially adversely affects Tenant's use or occupancy of the Demised Premises, (hereinafter referred to as the "Proceedings"), at Tenant's option by notice given to Landlord within sixty (60) days after such taking this Lease and all right, title and interest of Tenant hereunder shall cease and come to an end on the date of vesting of title pursuant to such Proceedings and Landlord shall be entitled to and shall receive the award made in such Proceedings, Tenant hereby assigning any interest in such award to Landlord; provided, however, Tenant shall be entitled to any award for its economic loss as a result of such taking and as otherwise provided in Section
15.2 hereof.

Award. In any taking of the Demised Premises, or any part thereof, whether or not this Lease is terminated as in this Article provided, Tenant shall not be entitled to any portion of the award for the taking of the land or damage to the Building (except as otherwise provided for in Paragraph 14.3 with respect to the restoration of such building or buildings if Tenant does not terminate this Lease in which event said award shall be treated as insurance proceeds and Landlord shall pay for any required repair or reconstruction costs of the Demised Premises or improvements thereon including without limitation the Building and the Railroad Spur) or for the state or interest of Tenant therein, all such award being hereby assigned to Landlord, except that Tenant shall have, nevertheless, the right to prove in the Proceedings and to receive any award which may be made for its economic loss as a result of such taking and for damages to or condemnation of Tenant's moveable trade fixtures and equipment, or for such other damage as Tenant may be allowed under present or future law for items other than (except as provided herein) the land or Building.

Payment of Rent. In the event of the termination of this Lease as a result of any such Proceedings, Tenant shall pay to Landlord all Base Rent and all other charges payable by Tenant, justly apportioned to the date of such termination.

Contractor. Any contractor hired by Tenant to perform the work described in this Article must be approved by Landlord, which approval will not be unreasonably withheld or delayed.


ASSIGNMENT AND SUBLETTING

Consent Required. Tenant shall not assign this Lease, either in whole or in part, nor sublet any portion of the Demised Premises, nor mortgage the leasehold interest of Tenant or any interest therein, without first obtaining, in each and every instance, Landlord's consent thereto in writing, which consent shall be at Landlord's sole and absolute discretion. No permitted assignment or subleasing shall relieve Tenant of Tenant's obligations in this Lease contained, nor shall any assignment or transfer of this Lease be effective until there shall have been delivered to Landlord a document in recordable form, executed by Tenant and the proposed assignee, wherein and whereby such assignee assumes for the benefit of Landlord due performance of the obligations of Tenant in respect of the payments to be made by Tenant and the obligations to be performed by Tenant under the terms of this Lease to the end of the Term hereof. Tenant agrees to pay on behalf of Landlord any and all costs of Landlord, including reasonable attorney's fees, occasioned by such assignment or sublease.

Recapture Excess. If Landlord consents to an assignment of this Lease or consents to a sublease of all or part of the Demised Premises, and under such assignment or sublease Tenant receives payment in excess of the Base Rent and Additional Rent due and payable by Tenant under this Lease for the Demised Premises or part of the Demised Premises, as the case may be, then Tenant shall pay to Landlord as additional rent fifty percent (50%) of all such excess within ten (10) days of Tenant's receipt of such excess.


SUBORDINATION

Subordination. This Lease shall be subject and subordinate to the lien of any mortgage or mortgages which at any time may be placed upon the Demised Premises, or any portion thereof, by Landlord, and to replacements, renewals and extensions thereof. Tenant agrees at any time hereafter, and from time to time, on demand, to execute and deliver any instruments, releases or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease as above provided, to the lien of any such mortgage or mortgages. It is agreed, nevertheless, that so long as Tenant be not in default in the payment of Base Rent, Impositions, insurance premiums and other expenses and charges to be paid by Tenant under this Lease, or in the performance of all covenants, agreements and conditions to be performed by Tenant under this Lease, that such subordination agreement or other instrument, release or document shall not interfere with, hinder or molest Tenant's right to quiet enjoyment under this Lease nor the right of Tenant to continue to occupy the Demised Premises and all portions thereof and to conduct its business thereon in accordance with the terms of this Lease. In the event of transfer of Landlord's interest herein, voluntary or involuntary, or in the event any mortgagee shall succeed to the interest of Landlord in the Demised Premises, through foreclosure or otherwise, at the request of the transferee or former mortgagee, Tenant shall enter into an agreement attorning to the transferee or former mortgagee, their successors and assigns, upon all obligations of this Lease, provided the transferee or former mortgagee assumes in writing all obligations of Landlord under this Lease from and after the date of the transfer or succession to interest, as the case may be.


SIGNS

Signs Allowed. Tenant may erect such signs on the exterior or interior of the Building as Tenant may deem desirable so long as such signs (i) do not exceed in weight the safe carrying capacity of the structure, (ii) do not violate the laws, rules or regulations of the municipality in which the Demised Premises are situated, as well as the laws, rules and regulations of the state and federal governments, and (iii) are compatible with the architecture of the Building and the landscaping of the Demised Premises.


CHANGES AND ALTERATIONS

Tenant Obligations. Tenant shall have the right at any time, and from time to time during the Term of this Lease, to make such changes and alterations, structural or otherwise, to the Building, improvements and fixtures hereafter erected on the Demised Premises as Tenant shall deem necessary or desirable in connection with the requirements of its business, which such changes and alterations (other than changes or alterations of Tenant's moveable trade fixtures and equipment) shall be made in all cases subject to the following conditions, which Tenant covenants to observe and perform:

No change or alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required, from time to time, all municipal, state and federal permits and authorizations of the various governmental bodies and departments having jurisdiction thereof, and Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary, all at Tenant's sole cost and expense.

Before commencement of any change or alteration, Tenant shall:

     obtain Landlord's prior written consent, which shall not be withheld if the change or alteration would not in the reasonable opinion of Landlord impair the value or usefulness of the Building, or any substantial part thereof;

     obtain Landlord's prior written approval of a licensed architect or a licensed professional engineer selected and paid for by Tenant, who shall supervise any such Work (hereinafter referred to as "Alterations Architect or Engineer");

     obtain   Landlord's   prior   written   approval  of  detailed   plans  and
     specifications   prepared  and  approved  in  writing  by  the  Alterations
     Architect or Engineer, and of each amendment and change thereto;

     obtain Landlord's prior written approval of a licensed contractor selected and paid for by Tenant who shall perform such work; and

     furnish to Landlord a surety company performance bond issued by a surety company licensed to do business in the state in which the Demised Premises are located, and reasonably acceptable to Landlord in an amount at least equal to the estimated cost of such work guaranteeing the completion thereof within a reasonable time thereafter, free and clear of all liens, encumbrances, security interests and other charges, and in accordance with plans and specifications approved by Landlord.

     Any change or alteration shall, when completed, be of such a character as not to reduce the value and utility of the Demised Premises or the Building to which such change or alteration is made below its value and utility immediately before such change or alteration, nor change the character of the Building as to use without Landlord's express written consent.

     All work done in connection with any change or alteration shall be done promptly and in a good and workmanlike manner and in compliance with all building and zoning laws of the place in which the Demised Premises are situated, and with all laws, ordinances, order, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, and in accordance with the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body exercising similar functions. The cost of any such change or alteration shall be paid in cash so that the Demised Premises and all portions thereof shall at all times be free of liens for labor and materials supplied to the Demised Premises, or any portion thereof. The work of any change or alteration shall be prosecuted with reasonable dispatch, delays due to strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions or similar causes beyond the control of Tenant excepted.

     All improvements and alterations (other than Tenant's moveable trade fixtures and equipment) made or installed by Tenant shall immediately, upon completion or installation thereof, become the property of Landlord without payment therefor by Landlord, and shall be surrendered to Landlord on expiration of the Term or sooner termination of this Lease.




INDEMNIFICATION

Indemnification by Tenant. Tenant agrees to indemnify and save Landlord harmless against and from any and all claims by or on behalf of any person, entity or governmental agency, and all costs, attorney's fees, expert fees, expenses and liabilities incurred from any such claim or action or proceeding brought thereon:

     arising from the conduct or management or from any work or thing whatsoever done in or upon the Demised Premises subsequent to the Completion Date, including any work or thing resulting in environmental contamination of the Demised Premises, arising during the Term of this Lease (except to the extent caused by act or negligence of Landlord, its agents, invitees, contractors, servants, employees or licensees); or

     arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease; or

     arising from any accident, injury or damage whatsoever caused to any person or entity occurring during that part of the Term of this Lease subsequent to the Completion Date in or upon the Demised Premises (except to the extent caused by act or negligence of Landlord, its agents, invitees, contractors, servants, employees or licensees); or

     arising from any act or negligence of Tenant, its agents, contractors, servants, employees or licensees; and

     in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon timely notice from Landlord, covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord. Tenant's obligations under this Article shall be insured by contractual liability endorsement on Tenant's policies of insurance required under this Lease if such endorsement is available.

Indemnification by Landlord. Landlord agrees to indemnify and save Tenant harmless against and from any and all claims by or on behalf of any person, entity or governmental agency, and all costs, attorney's fees, expert fees, expenses and liabilities incurred from any such claim or action or proceeding brought thereon:

     arising from the conduct or management or from any work or thing whatsoever done in or upon the Demised Premises, including any work or thing resulting in environmental contamination of the Demised Premises, arising prior to the Completion Date (except to the extent caused by act or negligence of Tenant, its agents, invitees, contractors, servants, employees or licensees); or

     arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed, pursuant to the terms of this Lease; or

     arising from any accident, injury or damage whatsoever caused to any person or entity occurring prior to that part of the Term of this Lease prior to the Completion Date in or upon the Demised Premises (except to the extent caused by act or negligence of Tenant, its agents, invitees, contractors, servants, employees or licensees); or

     arising from any act or negligence of Landlord, its agents, contractors, servants, employees or licensees; and

     in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon timely notice from Tenant, covenants to defend such action or proceeding by counsel reasonably satisfactory to Tenant.


MISCELLANEOUS

Entry by Landlord. Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter upon the Demised Premises at all reasonable times during ordinary business hours for the purpose of inspecting the same and making any necessary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public body. Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work, keep and store upon the Demised Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in or about the Demised Premises, or on account of bringing material, supplies and equipment into, upon or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

Sale Signs. Landlord is hereby given the right during usual business hours at any time during the Term of this Lease, to enter upon the Demised Premises and to exhibit the same for the purpose of sale. During the final one (1) year of the Term, Landlord shall be entitled to display on the Demised Premises, in such manner as to not unreasonably interfere with Tenant's business, signs indicating that the Demised Premises are for rent or sale and suitably identifying Landlord.

Notice. All notices, demands and requests which may be or are required to be given by either party to the other shall be in writing, sent by United States registered or certified mail, postage prepaid, by messenger service, or by hand-delivery. All notices, demands and requests by Landlord to Tenant shall be addressed to Tenant at the Demised Premises, or at such other place as Tenant may from time to time designate by written notice to Landlord. All notices, demands and requests by Tenant to Landlord shall be addressed to Landlord at the same address for the paying of rent hereunder or at such other place as Landlord may from time to time designate by written notice to Tenant. Notices, demands and requests which shall be served upon Landlord by Tenant, or upon Tenant by Landlord, in the manner aforesaid, shall be deemed to be sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be received, or when receipt therefor is refused.

Surrender of Premises. Tenant shall upon termination of this Lease for any reason whatsoever surrender to Landlord the Demised Premises, together with all buildings, structures, fixtures and building equipment or real estate fixtures upon the Demised Premises, together with all additions, alterations and replacements thereof (except Tenant's moveable trade fixtures and equipment and other property which shall be removed by Tenant within ninety (90) days after such termination and Landlord shall allow Tenant reasonable access to the Demised Premises for such purpose) in good order, condition and repair, except for reasonable wear and tear, and except as is otherwise provided for in this Lease. At Tenant's cost, Tenant shall provide Landlord with a Phase One environmental report on the Demised Premises within ninety (90) days after the expiration of the Term or earlier termination of this Lease if Tenant does not exercise its Purchase Option as provided in Article 22 hereof.

Quiet Enjoyment. Landlord covenants and agrees that Tenant, upon paying the Base Rent, and other expenses and charges herein provided for, and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, observed and performed, shall lawfully and quietly hold, occupy and enjoy the Demised Premises and the exclusive possession thereof during the term of this Lease without hindrance or molestation by Landlord or by any person or persons claiming under Landlord.

Landlord. The term "Landlord", as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Demised Premises, and in the event of any transfer or transfers or conveyance the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to Tenant, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

Estoppel Certificates. The parties hereto agree at any time, and from time to time upon not less than ten (10) days' prior written request by either party, to execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that this Lease is in full force and effect as modified, and stating the modifications) and the dates to which the Base Rent, and other expenses and charges have been paid in advance, if any, and such other statements or certifications as Landlord or Tenant may reasonably request. It is the intention of the parties hereto that any statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser, mortgagee or other party dealing with the Demised Premises or with Landlord or Tenant.

Due Authority. Landlord and Tenant represent and warrant to each other:

     Landlord and Tenant each is duly organized and existing and in good standing under the laws of their state of incorporation and have corporate power to own and operate their property and to carry on their business.

     Landlord and Tenant each is duly qualified to do business and is in good standing in the state in which the Demised Premises are located.

     This Lease has been duly authorized by all necessary corporate action, has been duly executed and delivered and is the valid and binding obligation of Landlord or Tenant, enforceable in accordance with its terms.

     Memorandum of Lease. Upon not less than ten (10) days' prior written request by either party, the parties hereto agree to execute and deliver to each other a Memorandum of Lease, in recordable form, which may be recorded by either party, at that party's expense, setting forth the following:

     The date of this Lease;

     The parties to this Lease;

     The term of this Lease;

     The legal description of the Demised Premises;

     The legal descriptions of Landlord's Property (defined below) and the Eastern Portion (defined below);

     Tenant's right to purchase the Demised Premises (defined below); and Tenant's easement rights across Landlord's Property (defined below) and the Eastern Portion (defined below).

     Severability. If any term or provision of this Lease shall, to any extent, be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and in force to the fullest extent permitted by law.

     Governing Law. This Lease shall be construed and be enforceable in accordance with the laws of the state in which the Demised Premises are located.

     Captions. The captions of this Lease are for convenience and reference only, and in no way define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

     Relation. This Lease does not create the relationship of principal and agent or of partnership or of joint venture, or of any association between Landlord and Tenant, the sole relationship between Landlord and Tenant under this Lease being that of landlord and tenant.

     Entire Agreement; Modification. All preliminary and contemporaneous negotiations are merged into and incorporated into this Lease. This Lease contains the entire agreement between the parties with regard to leasing the Demised Premises and shall not be modified or amended in any manner except by an instrument in writing executed by the parties hereto.

     Binding Effect. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant and its successors and permitted assigns.

     Access to Demised Premises. Landlord owns property adjacent to the east of the Demised Premises, as described in Exhibit A hereto (the "Eastern Portion"). Landlord leases property adjacent to the south of the Demised Premises from Arkansas Development Finance Authority ("ADFA") as described on Exhibit D-1 hereto, and Landlord owns property adjacent to the property owned by ADFA as described on Exhibit D-2 hereto (the real property described on Exhibits D-1 and D-2 together, "Landlord's Property"). Landlord hereby grants Tenant a sixty (60) feet wide easement across and through the Eastern Portion, from the road on the eastern boundary of the Eastern Portion to the Demised Premises, to allow Tenant and Tenant's invitees, customers, employees, agents, contractors, licensees, and others associated with Tenant reasonable access across and through the Eastern Portion to and from the Demised Premises, the location of such easement to be determined from time to time by Landlord. Furthermore, subject to the approval of ADFA:

     Landlord shall allow Tenant and Tenant's invitees, customers, employees, agents, contractors, licensees, and others associated with Tenant reasonable access across and through Landlord's Property to and from the Demised Premises.

     In the event Tenant exercises the Purchase Option described in Article 22 hereof, Tenant shall have an easement across and through Landlord's Property for such access across and through Landlord's Property to the Demised Premises, without additional charge or expense except the cost, if any, of a survey to describe the location of the easement.

     Landlord and Tenant shall attempt in good faith to determine a location for the easement across and through Landlord's Property and, if unable to so determine, shall jointly seek a declaratory judgment in a court of competent jurisdiction to establish the easement based upon the minimum easement area necessary for such access.

     The easement across and through Landlord's Property shall be in addition to, and not in the place of, the easement across and through the Eastern Portion.

Tenant agrees to and does indemnify, defend and hold Landlord and ADFA harmless from any and all claims, demands, liabilities, damages and costs, including attorneys' fees, arising out of or resulting from any access across and through Landlord's Property.

Railroad Spur.

Prior to the Completion Date, Landlord shall construct a straight railroad spur track and a curved railroad spur track (the "Straight Track" and the "Curved Track", respectively; together, the "Railroad Spur") on the eastern boundary of the Demised Premises, as shown on Exhibit A.

Landlord shall allow Tenant and Tenant's invitees, customers, employees, agents, contractors, licensees, and others associated with Tenant, and railroad cars serving the Demised Premises, reasonable use of the Railroad Spur and access across, through and over the Railroad Spur to and from the Demised Premises, without additional charge or expense.

If Tenant exercises the Purchase Option as described in Article 22 hereof, Tenant shall also own the Curved Track. Tenant shall then allow Landlord and Landlord's invitees, customers, employees, agents, contractors, licensees, and others associated with Landlord, and railroad cars serving the Eastern Portion, reasonable use of the Curved Track and access across, through and over the Curved Track to and from the Eastern Portion, without additional charge or expense. The Straight Track shall remain Landlord's property and Tenant shall continue to have use of the Straight Track as described in subparagraph (b) above.

Subject to the approval of ADFA, during the Term of this Lease and thereafter if Tenant purchases the Demised Premises, railroad cars serving the Demised Premises shall be allowed reasonable ingress and egress across Landlord's Property to the Railroad Spur without additional charge or expense.

Tenant agrees to and does indemnify, defend and hold Landlord and ADFA harmless from any and all claims, demands, liabilities, damages and costs, including attorneys' fees, arising out of or resulting from Tenant's use of the Railroad Spur or ingress or egress to the Railroad Spur across Landlord's Property.

Environmental Matters. Landlord shall deliver to Tenant within sixty (60) days after the date of this Lease a Phase One environmental audit of the Demised Premises certifying the Demised Premises to be free from hazardous materials as defined by any law, statute, ordinance, rule, or regulation of any governmental unit or agency ("Hazardous Materials"). Landlord shall deliver an appropriate certificate acceptable to Tenant at the Completion Date certifying the Building and improvements made by Landlord on the Demised Premises in connection with the Building and the Railroad Spur to be free from Hazardous Materials as of the Completion Date. Landlord shall indemnify, defend, and hold Tenant harmless from all loss, liability, claims, damages, suits and demands associated with or arising from any Hazardous Materials on the Demised Premises brought on to the Demised Premises by Landlord or its invitees, licensees, agents, employees, officers or customers. Tenant shall indemnify, defend, and hold Landlord harmless from all loss, liability, claims, damages, suits and demands associated with or arising from any Hazardous Materials on the Demised Premises brought on to the Demised Premises by Tenant or its invitees, licensees, agents, employees, officers or customers, or by anyone else, known or unknown, except Landlord or its invitees, licensees, agents, employees, officers or customers.

Landlord Lien.

To secure payment of sums agreed to be paid by Tenant to Landlord (collectively, the "Obligations"), Landlord, pursuant to the laws of the State of Arkansas, has a lien ("Statutory Lien") upon any property placed by Tenant on the Demised Premises. The Statutory Lien and any other lien Landlord shall have on such property (collectively, "Landlord's Liens") shall (i) to the extent the Landlord's Liens secure Obligations up to a total of $50,000 (the "Initial Obligations") be first and prior liens upon such property (except for a purchase money lien on specific property which shall be a first and prior lien to the Landlord's Liens), and (ii) to the extent the Landlord's Liens secure the excess over $50,000 of the Obligations (the "Excess Obligations") be subordinate and inferior liens on such property as is at any time and from time to time (whether prior to or subsequent to the attachment of Landlord's Liens to such property) pledged by Tenant as collateral to a lender of Tenant ("Lender").

Landlord may enforce the Landlord's Liens in accordance with applicable law as a non-exclusive remedy upon an Event of Default under this Lease.

To the extent the Landlord's Liens secure the Excess Obligations, they shall automatically be subordinate to any lien on the same property that secures a Lender, either as of the Effective Date or at any time during the Term of this Lease. To the extent the Landlord's Liens secure the Initial Obligations, they will not be subordinate to the lien of a Lender. Notwithstanding the automatic subordination of the Landlord's Liens to the extent they secure the Excess Obligations, if any Lender requests in writing to Landlord, Landlord will provide a subordination agreement or other instrument reasonably acceptable to Landlord and to the Lender subordinating any rights and interests which Landlord might have in property placed by Tenant on the Demised Premises to the rights and interests of the Lender in such property, except for the lien of Landlord's Liens to the extent they secure the Initial Obligations.


PURCHASE OPTION

Purchase Option. At any time during the Term of this Lease, Tenant shall have the right to purchase from Landlord all of the Demised Premises at a purchase price and on the terms and conditions set forth in this Article ("Purchase Option"). Tenant shall exercise such Purchase Option by delivery of written notice to Landlord prior to the expiration of the Purchase Option ("Option Notice").

Terms and Conditions.

Purchase Price. The purchase price payable by Tenant for the Demised Premises shall be Fifty Thousand Dollars ($50,000) per acre, increased during each Extension Term by the same percentage as the increase in Base Rent, plus the actual, direct out-of-pocket cost to Landlord of the Building and the Railroad Spur.

Date. The closing of the purchase shall take place at a time and date not less than 60 days and not more than 120 days after the Option Notice and, in any event, prior to the expiration of the Term of this Lease.

Place. Closing shall take place at a title company chosen by Tenant.

Conveyance. At Closing, Landlord shall convey to Tenant the Demised Premises. Such conveyance shall be made by a special warranty deed ("Deed") and shall be made free and clear of any lien or encumbrance except (i) this Lease (Landlord shall at closing assign its interest in this Lease to Tenant), (ii) liens and encumbrances caused, created, requested, permitted or consented to by Tenant,
(iii) liens and encumbrances made pursuant to the provisions of this Lease, (iv) liens and encumbrances created as a result of a default by Tenant under this Lease, (v) any Impositions, (vi) any condemnation proceeding or taking by governmental authority, and (vii) any lien or encumbrance encumbering the Demised Premises as of the date of this Lease and shown as an exception on the title policy attached hereto as Exhibit E. The foregoing exceptions shall not include any mortgage obtained by Landlord. Moreover, Landlord covenants and warrants that no additional liens or encumbrances will be added to the Demised Premises during the Term without Tenant's prior written consent, which consent will not be unreasonably withheld; provided, however, Tenant may condition such consent on the release at or before Closing of any lien or encumbrance so consented to by Tenant in the event the Purchase Option is exercised by Tenant and, in the event of a consent so conditioned by Tenant, the lien or encumbrance subject to such consent shall be removed by Landlord prior to Closing.

Title Policy and Objections to Title.

Tenant's obligation to close the purchase contemplated hereby is conditioned upon the issuance of an owner's title insurance policy in the amount of the Purchase Price consistent with the state of title described above.

To obtain such title policy,  Tenant shall order a title commitment  within five
(5) business days after the Option Notice.

Within five (5) business days after receiving the title commitment, Tenant shall provide Landlord with written notice of any objections by Tenant to any matters or conditions shown on the title commitment caused by Landlord (a "Landlord Matter Objection") or not caused by Landlord (a "Non-Landlord Matter Objection") (each, an "Objection"). No lien or encumbrance allowed at Closing under subsection 22(d) above may be an Objection.

Landlord shall, at Landlord's sole cost and expense, remedy or remove all Landlord Matter Objections within thirty (30) days after Landlord's receipt of Tenant's notice of such Objections (the "Cure Period"). Landlord may, but shall not be required to, at Landlord's sole cost and expense, remedy or remove all Non-Landlord Matter Objections within the Cure Period. In no event shall Tenant be required to pay any expense, cost or disbursement in connection with the remedy or removal of any Objection except as approved in writing in advance by Tenant.

In the event Landlord does not or is unable to cause the removal of any Non-Landlord Matter Objection, Tenant may, on or before five (5) business days after the Cure Period, terminate this Purchase Option by giving Landlord written notice, whereupon this Purchase Option shall be terminated. If Tenant fails to terminate within the five (5) business day period, it shall be presumed that Tenant has waived the unremedied Non-Landlord Matter Objection and such shall become a lien or encumbrance permitted or consented to by Tenant, as provided in
Section 22.2(d)(ii), above.

Tenant shall pay for such title commitment and policy.

Breach and Remedies. In the event of a breach by Landlord of its obligations under this Article 22, Tenant may terminate the Purchase Option or pursue any other remedy available to Tenant at law or in equity, including the right to require specific performance by Landlord of Landlord's obligations provided in this Article 22.

Payment. Simultaneously with delivery of the Deed, Tenant shall pay the Purchase Price to Landlord by cashier's check, bank certified check, wire transfer or other readily available funds.

Costs. Except as otherwise provided herein, Tenant will pay all expenses, costs and disbursements incurred in connection with the exercise of this Purchase Option including, without limitation, all recording and filing fees and all transfer taxes and documentary stamps and similar taxes.

Lease Obligations. Upon conveyance of title and payment of the consideration as provided in this Article, Tenant's obligations to Landlord under this Lease, and Landlord's obligations to Tenant under this Lease, including without limitation Landlord's provision of utilities, except for Tenant or Landlord obligations which shall have theretofore accrued and be unpaid and unperformed, shall terminate.

Default. If Tenant is in default under this Lease, Tenant may still exercise this Purchase Option, provided such default is cured at or before closing of the purchase.

Expiration of Option. This Purchase Option shall expire six (6) months prior to the final expiration of the Term of this Lease.



IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be duly executed as of the day and year first above written. LANDLORD Maverick Tube Corporation

                                            By:
                                            Name:
                                            Title:

                                            TENANT
                                            Commercial Resins Company, Inc.

                                            By:
                                            Name:
                                            Title:


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

     On this ___ day of ____________, 2001, before me appeared ____________________, to me personally known, who being by me duly sworn, did say that s/he is the ____________ of Maverick Tube Corporation, a Delaware corporation, and acknowledged the instrument was signed on behalf of the corporation by authority of its board of directors, and acknowledged the instrument to be the free act and deed of the corporation.

                                      __________________________________________
                                                 Notary Public
                                         My commission expires: ________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

     On this ___ day of ____________, 2001, before me appeared ____________________, to me personally known, who being by me duly sworn, did say that s/he is the ____________ of Commercial Resins Company, Inc., an Oklahoma corporation, and acknowledged the instrument was signed on behalf of the corporation by authority of its board of directors, and acknowledged the instrument to be the free act and deed of the corporation.

                                      __________________________________________
                                                Notary Public
                                         My commission expires: ________________



                                  Exhibit Index

Exhibit A  -  Legal Description of the Demised Premises

Exhibit B  -  Plans and Specifications
Exhibit C  -  Base Rent
Exhibit D-1  -  Landlord's Property Owned by Arkansas Development Finance
                Authority
Exhibit D-2  -  Landlord's Property Owned by Landlord
Exhibit E  -  Liens and Encumbrances on the Demised Premises